                        OPPENHEIMER GROWTH FUND
                Supplement dated October 28, 2003 to the
                   Prospectus dated October 23, 2003

The Prospectus is changed as follows:

   1.  The  section  titled  "Portfolio  Manager"  on  page  11  of  the
   Prospectus is deleted and replaced with the following:

      Portfolio Manager. The Fund's portfolio manager is Alan
            Gilston, who is the person primarily responsible for
            the day-to-day management of the Fund's portfolio.
            Mr. Gilston is a Vice President of the Manager and
            has been employed by the Manager since 1997.

October 28, 2003                                              PS0270.024

                             Oppenheimer Growth Fund
                Supplement dated October 28, 2003 to the
       Statement of Additional Information dated October 23, 2003

The Statement of Additional Information is changed as follows:

1.    The first sentence in the fourth paragraph in the section titled
      "Trustees and Officers of the Fund." is deleted and replaced as follows:

      Messrs. Murphy, Molleur, Vottiero, Wixted and Zack, and Mses.
      Bechtolt, Feld and Ives respectively hold the same offices with one or more of the other Board I Funds as with the Fund.

2.    The first paragraph on page 29 is deleted and replaced as
      follows:

      The address of the Officers in the chart below is as follows: for
      Messrs. Molleur and Zack and Ms. Feld, Two World Financial
      Center, 225 Liberty Street - 11th Floor, New York, NY 10080, for
      Messrs. Vottiero and Wixted and Mses. Bechtolt and Ives, 6803 S.
      Tucson Way, Centennial, CO 80112-3924.

3.    The biography of Bruce Bartlett on Page 29 is deleted.

October 28, 2003
PX0270.012